Exhibit 99.1

Press Release

For further information:

Charles R. Carelli

Chief Financial Officer

EXACT Sciences Corporation

P: (508) 683-1275

E: ccarelli@exactsciences.com

EXACT Sciences Corporation Announces First Quarter Financial and Operating Results Conference Call

MARLBOROUGH, Mass – April 28, 2008 – EXACT Sciences Corporation (NASDAQ: EXAS) announced today that it will host a conference call for its first quarter financial and operating results, and other corporate developments, on Tuesday, May 06, 2008 at 8:30 a.m. ET.

EXACT Sciences will announce its first quarter 2008 financial and operating results on Monday, May 05, 2008, after the close of regular market trading hours.

Information for the call is as follows:

Domestic callers:  866.770.7120

International callers:  617.213.8065

Participant Passcode:  64365614

The conference call replay information is as follows:

Domestic callers:  888-286-8010

International callers:  617-801-6888

Participant Passcode:  68431698

A live webcast of the conference call can be accessed at www.exactsciences.com through the Investor Relations link.  The conference call and the webcast are open to all interested parties.  An archived version of the webcast will be available at EXACT Sciences’ web site, www.exactsciences.com, through the Investor Relations link, for one month.  A replay of the conference call also will be available for 48 hours, beginning two hours after the completion of the live call.

The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors.  Individual investors can listen to the call through CCBN’s individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

About EXACT Sciences Corporation

EXACT Sciences Corporation uses applied genomics to develop effective, patient-friendly screening technologies for use in the detection of cancer.  Certain of its technologies have been licensed to Laboratory Corporation of America Holdings® (LabCorp®) for a stool-based DNA assay developed by LabCorp for colorectal cancer screening in the average-risk population and marketed by LabCorp under the name PreGen-Plus™.  EXACT Sciences’ sDNA technology is included in the colorectal cancer screening guidelines of the American Cancer Society and the U.S. Multi-Society Task Force on Colorectal Cancer (a group comprised of representatives from the American College of Gastroenterology, American Gastroenterological Association, and American Society for Gastrointestinal Endoscopy), and the American College of Radiology.  EXACT Sciences believes its genomics-based technologies will help enable earlier detection of colorectal cancer so that more people can be effectively treated.  EXACT Sciences is based in Marlborough, Mass.  PreGen-Plus, the non-invasive colorectal cancer screening testing service offered by LabCorp, has not been approved or cleared by the U.S. Food & Drug Administration.

Certain statements made in this press release that are not based on historical information are express or implied forward-looking statements relating to, among other things, EXACT Sciences’ expectations concerning, among other things, the timing and content of its conference calls and webcasts.  These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond EXACT Sciences’ control, and which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. EXACT Sciences undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by EXACT Sciences, see the disclosure contained in EXACT Sciences’ public filings with the Securities and Exchange Commission including, without limitation, its most recent Annual Report on Form 10-K.

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